                                                                   Exhibit 10.D

                          COLLATERAL TRUST AGREEMENT

                          DATED AS OF AUGUST 21, 2001


                                     AMONG


      FINOVA CAPITAL CORPORATION, THE FINOVA GROUP INC.  AND EACH OTHER
                    GRANTOR FROM TIME TO TIME PARTY HERETO,

                                 BERKADIA LLC,

                             THE BANK OF NEW YORK,

                           AS THE INDENTURE TRUSTEE,

                                      AND

                           WILMINGTON TRUST COMPANY,

                           AS THE COLLATERAL TRUSTEE



                          WEIL, GOTSHAL & MANGES LLP
                               767 FIFTH AVENUE
                         NEW YORK, NEW YORK 10153-0119

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
ARTICLE I.           Defined Terms............................................   3
     Section 1.1     Definitions..............................................   3
     Section 1.2     Certain Other Terms......................................   7

ARTICLE II.          Certain Obligations and Duties of the Collateral Trustee.   8
     Section 2.1     Authorization to Execute Certain Documents...............   8
     Section 2.2     Certain Representations and Warranties...................   8
     Section 2.3     Actions..................................................   9
     Section 2.4     Limitation on Duties.....................................   9

ARTICLE III.         Actionable Defaults; Remedies............................  10
     Section 3.1     Actionable Default.......................................  10
     Section 3.2     Control by Lender and Indenture Trustee..................  10
     Section 3.3     Remedies.................................................  11
     Section 3.4     Right to Initiate Judicial Proceedings, etc..............  13
     Section 3.5     Appointment of a Receiver................................  13
     Section 3.6     Exercise of Powers.......................................  13
     Section 3.7     Remedies Not Exclusive...................................  13
     Section 3.8     Limitation by Law........................................  14
     Section 3.9     Absolute Rights of Secured Parties.......................  14
     Section 3.10    Restatement of Rights....................................  14

ARTICLE IV.          Priority; Collateral Account; Application of Moneys......  14
     Section 4.1     Priority of Security Interests...........................  14
     Section 4.2     The Collateral Account...................................  15
     Section 4.3     Grant of Security Interest; Control of Collateral Account  15
     Section 4.4     Investment of Funds Deposited in Collateral Account......  16
     Section 4.5     Application of Moneys....................................  16

ARTICLE V.           Agreement with Collateral Trustee........................  18
     Section 5.1     Delivery of Secured Debt Instruments.....................  18
     Section 5.2     Compensation and Expenses................................  18
     Section 5.3     Stamp and Other Similar Taxes............................  18
     Section 5.4     Filing Fees, Excise Taxes, etc...........................  19
     Section 5.5     Indemnification..........................................  19
     Section 5.6     Further Assurances.......................................  19

ARTICLE VI.          Collateral Trustee.......................................  20
     Section 6.1     Appointment of Collateral Trustee and Acceptance of Trust  20
     Section 6.2     Exculpatory Provisions...................................  20
     Section 6.3     Delegation of Duties.....................................  21
     Section 6.4     Reliance by Collateral Trustee...........................  21
     Section 6.5     Limitations on Duties of Collateral Trustee..............  22
     Section 6.6     Moneys to be Held in Trust...............................  23
     Section 6.7     Resignation and Removal of the Collateral Trustee........  23
     Section 6.8     Status of Successors to the Collateral Trustee...........  24
     Section 6.9     Merger of the Collateral Trustee.........................  24
     Section 6.10    Additional Co-Trustees; Separate Trustees................  24

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                               TABLE OF CONTENTS
                                  (CONTINUED)

ARTICLE VII.         Release of Collateral....................................  26
     Section 7.1     Conditions to Release....................................  26
     Section 7.2     Procedure for Release....................................  26
     Section 7.3     Effective Time of Release................................  27
     Section 7.4     Release of Specified Collateral..........................  27

ARTICLE VIII.        Miscellaneous............................................  28
     Section 8.1     Amendments, Supplements and Waivers......................  28
     Section 8.2     Notices..................................................  29
     Section 8.3     Dealings with Grantors...................................  30
     Section 8.4     Claims Against the Collateral Trustee....................  31
     Section 8.5     Successors and Assigns...................................  31
     Section 8.6     Counterparts.............................................  31
     Section 8.7     Severability.............................................  31
     Section 8.8     Section Headings.........................................  31
     Section 8.9     Conflict with other Agreements...........................  31
     Section 8.10    Governing Law............................................  31
     Section 8.11    Consent to Jurisdiction; Waiver of Jury Trial............  32

                           COLLATERAL TRUST AGREEMENT

     COLLATERAL TRUST AGREEMENT, dated as of August 21, 2001 (this "Agreement"), by FINOVA CAPITAL CORPORATION ("FNV Capital"), THE FINOVA GROUP INC. (the "Parent") and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 6.10 of the Subsidiary Security Agreement (collectively with FNV Capital and the Parent, the "Grantors"), BERKADIA LLC ("Berkadia" or the "Lender"), THE BANK OF NEW YORK, acting not in its individual capacity but solely as trustee under the Indenture (in such capacity, the "Indenture Trustee"), and WILMINGTON TRUST COMPANY, acting, except to the extent expressly stated otherwise in Section 2.2 and Section 6.2, not in its individual capacity but solely as Collateral Trustee under this Agreement for the Secured Parties (in such capacity, the "Collateral Trustee").

                              W I T N E S S E T H:

     WHEREAS, (i) FNV Capital and Berkadia entered into the Credit Agreement, dated as of August 21, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Berkadia extended to FNV Capital a term loan in the principal amount of $5.6 billion,
(ii) FNV Capital has issued and may issue promissory notes comprising the Intercompany Note to the Parent, (iii) the Parent entered into the Parent Guaranty, pursuant to which the Parent has guaranteed the Credit Agreement Obligations, (iv) each Grantor, other than the Parent and FNV Capital, entered into the Subsidiary Guaranty, pursuant to which each such Grantor has guaranteed the Credit Agreement Obligations, (v) each Grantor, other than the Parent, entered into the Pledge and Security Agreement, dated as of August 21, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Security Agreement"), in favor of the Collateral Trustee, (vi) the Parent has issued and may issue the Senior Notes pursuant to the Indenture, dated as of August 21, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), between the Parent and the Indenture Trustee, and (vii) the Parent entered into the Pledge and Security Agreement, dated as of August 21, 2001, in favor of the Collateral Trustee (as amended, restated, supplemented or otherwise modified from time to time, the "Parent Security Agreement"); and

                             DECLARATION OF TRUST:

     NOW, THEREFORE, to secure, in accordance with the provisions of the Secured Debt Instruments and the Collateral Documents, the payment, observance and performance of the Secured Debt and in consideration of the premises and the mutual agreements set forth herein, the Collateral Trustee does hereby declare that it holds or will hold as the Collateral Trustee in trust under this Agreement all of its right, title and interest in, to and under all the following (and each Grantor hereby consents thereto) for the benefit of the Secured Parties:

          (A) each Collateral Document and the Collateral granted to the Collateral Trustee thereunder;

          (B) the Pledged Collateral delivered to, and accepted in writing by, the Collateral Trustee and the accompanying endorsements or instruments of transfer duly executed in blank;

          (C) each agreement or other document entered into and/or delivered, from time to time, pursuant to Section 5.6, Section 8.1(a), Section 8.1(b) or Section 8.1(c) of this Agreement or pursuant to the terms of the Credit Agreement or the Collateral Documents and in each case accepted by the Collateral Trustee in writing, and the Collateral granted to the Collateral Trustee thereunder; and

          (D)  the Proceeds of each of the foregoing (collectively with clauses
     (A), (B) and (C) above, the "Trust Estate");

     TO HAVE AND TO HOLD the Trust Estate unto the Collateral Trustee and its successors in trust under this Agreement and its assigns and the assigns of its successors in trust forever;

     IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein and in the other Collateral Documents, and for the benefit of the Secured Parties and for the enforcement of the payment of all Secured Debt, and for the performance of and compliance with the covenants and conditions of the Secured Debt Instruments and each of the Collateral Documents;

     PROVIDED, HOWEVER, that these presents are upon the condition that if all of the conditions set forth in Article VII of this Agreement are satisfied with respect to all of the Collateral, then this Agreement, and the estates and rights assigned in the Collateral Documents, shall cease, terminate and be void; otherwise they shall remain and be in full force and effect.

     IT IS HEREBY FURTHER COVENANTED AND DECLARED that the Trust Estate is to be held and applied by the Collateral Trustee, subject to the further covenants, conditions and trust hereinafter set forth.

ARTICLE I.     DEFINED TERMS

SECTION 1.1    DEFINITIONS.
               -----------

     (a) Unless otherwise defined herein, terms defined in the Credit Agreement, the Subsidiary Security Agreement or the Parent Security Agreement and used herein have the meanings given to them in the Credit Agreement, the Subsidiary Security Agreement or the Parent Security Agreement, as the case may be.

     (b)  The following terms shall have the following meanings:

     "Actionable Default" means a Collateral Event of Default which shall have occurred and be continuing.

     "Additional Grantor" means each entity which becomes a party hereto pursuant to Section 6.10 of the Subsidiary Security Agreement.

     "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. et seq., as the same may be amended from time to time, and any successor statute thereto.

     "Business Day" means a day which is not a Saturday, Sunday or any other day on which the Collateral Trustee, the Lender or the Indenture Trustee is not open for business.

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     "Cash Equivalents" means "Cash Equivalents" as defined in the Credit
Agreement; provided, however, that each of the items identified in clauses (b) and (e) of the definition of "Cash Equivalents" in the Credit Agreement may include obligations issued by the Collateral Trustee, its affiliates or any fund managed by the Collateral Trustee or its affiliates.

     "Collateral" means, collectively, "Collateral" as defined in each of the Collateral Documents and any other property in which the Collateral Trustee has, or purportedly has, an interest (including, without limitation, a Lien) from time to time under this Agreement or one or more of the other Collateral Documents.

     "Collateral Documents" means this Agreement, the Security Documents (including the Guaranties, the Pledge Agreements, the Mortgages and the Aircraft Mortgages) and all other security agreements, pledge agreements, mortgages (including leasehold mortgages), guaranties and other collateral or related documents executed and/or delivered by the Grantors and executed and/or delivered by the Collateral Trustee or accepted by the Collateral Trustee in writing, as the same may be amended, supplemented or otherwise modified in accordance with their respective terms and with the terms hereof.

     "Collateral Event of Default" means (i) until the payment in full of the Credit Agreement Obligations, an "Event of Default" as defined in the Credit Agreement and (ii) from and after the payment in full of the Credit Agreement Obligations, an "Event of Default" as defined in the Indenture; provided, however, that any required notice thereof has been given and any grace periods provided for therein have expired.

     "Collateral Trustee" has the meaning given in the introduction to this Agreement and shall include the Collateral Trustee's successors and assigns hereunder.

     "Collateral Trustee's Fees" means all fees, costs, expenses and other claims of the Collateral Trustee of the types described in Sections 5.2, 5.3,
5.4 and 5.5 of this Agreement.

     "Collateral Trustee's Fee Agreement" means the Collateral Trustee Fee Agreement, dated as of August 21, 2001, among the Collateral Trustee and FNV Capital.

     "Credit Agreement Obligations" means "Loan Document Obligations" as defined in the Credit Agreement.

     "Discharge Notice" means a written notice, signed by a Responsible Officer of the Parent, which requests a discharge of the Collateral Documents in accordance with the provisions of Section 7.2 of this Agreement and which certifies to the Collateral Trustee and the Secured Parties that:

          (i) One of the events enumerated in Section 7.l(a)(i) or 7.1(a)(ii) of this Agreement has occurred (specifying which event); and

          (ii) No Grantor Default shall exist after, or as a result of, the release of the Collateral.

     "Distribution Dates" means the Business Days fixed by the Collateral Trustee for the distribution of all moneys held by the Collateral Trustee in the Collateral Account, the first of which shall occur within thirty (30) days after the giving of a Notice of Actionable Default which has not theretofore been withdrawn and the balance of which shall, so long as such Notice of Actionable Default shall not have been withdrawn, be on the corresponding day in each calendar week thereafter.

     "FNV Capital Collateral" means all Property of FNV Capital, now owned or hereafter acquired, upon which a Lien is purported to be created by any Collateral Document.

     "FNV Capital Stock" means all of the Capital Stock or other equity interests of FNV Capital.

     "Grantor Default" means a default, event of default or unmatured event of default as defined in any Secured Debt Instrument or any Collateral Document.

     "Indenture Collateral" means the Parent Collateral, except for the Indenture Excluded Collateral.

     "Indenture Excluded Collateral" mean any Property of the Parent acquired from capital contributions to the Parent, any Proceeds of such Property and any Property acquired upon the sale, exchange or other dispositions of such Property or Proceeds.

     "Indenture Obligations" means any principal, interest and all other obligations and liabilities of the Parent (including interest accruing at the then applicable rate provided in the Indenture after the maturity of the Senior Notes and interest accruing at the then applicable rate provided in the Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Parent, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Indenture, the Senior Notes, the Parent Security Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, guarantee obligations, fees, indemnities, costs, expenses or otherwise; provided, however, that "Indenture Obligations" shall not include the Contingent Interest (as defined in the Indenture).

     "Intercompany Note Collateral" means, collectively, the FNV Capital Collateral and the Subsidiary Collateral.

     "Intercompany Note Obligations" means any principal, interest and all other obligations and liabilities of FNV Capital (including interest accruing at the then applicable rate provided in the Intercompany Note after the maturity thereof and interest accruing at the then applicable rate provided in the Intercompany Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to FNV Capital, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Intercompany Note, the Subsidiary Security Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, guarantee obligations, fees, indemnities, costs, expenses or otherwise.

     "Notice of Actionable Default" means a written certification, (i) until the payment in full of the Credit Agreement Obligations, from the Lender and
(ii) from and after the payment
in full of the Credit Agreement Obligations, from the Indenture Trustee, addressed to the Collateral Trustee certifying that an Actionable Default has occurred with respect to the Secured Debt.

     "Parent Collateral" means all Property of the Parent, now owned or hereafter acquired, upon which a Lien is purported to be created by any Collateral Document.

     "Pledged Collateral" means, collectively, "Pledged Collateral" as defined in each of the Collateral Documents.

     "Release Certificate" means:

          (a) with respect to all Collateral (other than the Intercompany Note, the FNV Capital Stock and the Indenture Excluded Collateral), a certificate, in form reasonably satisfactory to the Collateral Trustee, executed by (i) until the payment in full of the Credit Agreement Obligations, a Responsible Officer of the Lender, and (ii) from and after the payment in full of the Credit Agreement Obligations, a Responsible Officer of the Parent, which directs or requests the release of all or a specified portion of the Collateral in accordance with the provisions of
     Section 7.4 and which certifies to the Collateral Trustee that the release is in connection with:

               (i) a sale, transfer or disposition of such Collateral to a Person other than the Parent or a Subsidiary Guarantor (A) for fair market value or (B) pursuant to a contractual obligation to sell, transfer or dispose of such Collateral to such Person (x) upon the termination of a Financing Transaction if such obligation arises pursuant to the contracts creating such Financing Transaction or (y) pursuant to the terms of a contract existing as of the date of this Agreement;

               (ii) an incurrence of "Permitted Nonrecourse Indebtedness" (as defined in the Indenture);

               (iii) an incurrence of Indebtedness described in clause (f) of the definition of "Permitted Indebtedness" (as defined in the Indenture);

               (iv) a restructuring, repayment or termination of any Financing Transactions (as defined in the Indenture) constituting such Collateral;

               (v) a use of such Collateral as security for or otherwise in connection with any Financing Transactions, the terms of which require such release;

               (vi) a lease or sublease of such Collateral to a third party, the terms of which lease or sublease require such release;

               (vii)  a settlement of claims against a Grantor;

               (viii) if the release is with respect to any Capital Stock or other equity interests of any Grantor, a merger or consolidation of such Grantor with or into another Grantor; or

               (ix) any transaction determined in good faith by the Board of Directors of the Parent to be in furtherance of maximizing the ultimate recovery from the Grantors' asset portfolio; and

          (b) with respect to the FNV Capital Stock, a certificate, in form reasonably satisfactory to the Collateral Trustee, executed by (i) until the payment in full of the Credit Agreement Obligations, a Responsible Officer of the Lender, and (ii) from and after the payment in full of the Credit Agreement Obligations, a Responsible Officer of the Parent, which directs or requests the release of all or a specified portion of the FNV Capital Stock in accordance with the provisions of Section 7.4 and which certifies to the Collateral Trustee that the release is in connection with a sale, transfer or disposition of such Collateral for fair market value; and

          (c) with respect to the Indenture Excluded Collateral, a certificate, in form reasonably satisfactory to the Collateral Trustee, executed by a Responsible Officer of the Lender, which directs the release of all or a specified portion of the Indenture Excluded Collateral in accordance with the provisions of Section 7.4 and which certifies to the Collateral Trustee that the Collateral subject to the release constitutes all or a portion of the Indenture Excluded Collateral.

     Any Release Certificate delivered by the Parent shall also certify that, as of the date of such release, no Actionable Default has occurred and is continuing.

     "Responsible Officer" means the chief executive officer, president or chief financial officer.

     "Secured Debt" means, collectively, the Credit Agreement Obligations, the Indenture Obligations, the Intercompany Note Obligations and the Collateral Trustee's Fees.

     "Secured Debt Instruments" means (i) the Loan Documents, (ii) the Intercompany Note and any other documents and instruments executed in connection therewith, (iii) the Indenture, the Senior Notes and any other documents and instruments executed in connection therewith and (iv) the Collateral Trustee's Fee Agreement.

     "Secured Party" means each of the Lender, the Parent and, on behalf of each holder of the Notes, the Indenture Trustee.

     "Subsidiary Collateral" means all Property of the Subsidiary Guarantors, now owned or hereafter acquired, upon which a Lien is purported to be created by any Collateral Document.

SECTION 1.2    CERTAIN OTHER TERMS.
               -------------------

          (a) The words "herein," "hereof," "hereto" and "hereunder" and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          (b) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (d) Where the context requires, provisions relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

          (e) Any reference in this Agreement to a Secured Debt Instrument or Collateral Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

          (f) The term "including" means "including without limitation" except when used in the computation of time periods.

          (g) The terms "Berkadia," "Lender," "Indenture Trustee," "Parent," "Collateral Trustee," "Secured Party," "Grantor" and "FNV Capital" include their respective successors.

          (h) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II.    CERTAIN OBLIGATIONS AND DUTIES OF THE COLLATERAL TRUSTEE

SECTION 2.1    AUTHORIZATION TO EXECUTE CERTAIN DOCUMENTS.  Each Secured Party
               ------------------------------------------
hereby authorizes the Collateral Trustee to, and the Collateral Trustee shall, execute and deliver each of the Collateral Documents requiring execution and delivery by it, and the Collateral Trustee shall accept delivery from the Grantors in writing of those Collateral Documents which do not require the Collateral Trustee's execution; provided, however, that the Collateral Trustee shall have no duty to execute and deliver, or to accept delivery of, any Collateral Document that is not satisfactory to it.

SECTION 2.2    CERTAIN REPRESENTATIONS AND WARRANTIES.  The Collateral Trustee
               --------------------------------------
represents and warrants to the Secured Parties as follows:

          (a) The Collateral Trustee is a Delaware banking corporation and has all required corporate power and authority to enter into and perform its obligations under this Agreement and any other Collateral Document to which it is or may become a party.

          (b) The execution, delivery and performance by the Collateral Trustee of this Agreement and any other Collateral Document to which it (i) is a party have been duly authorized by all necessary corporate action on the part of the Collateral Trustee and (ii) becomes a party will be duly authorized by all necessary corporate action on the part of the Collateral Trustee.

          (c) There are no actions or proceedings pending or, to its knowledge, threatened against it before any Governmental Authority (A) which question the validity or enforceability of this Agreement or any other Collateral Document to which it is a party; or (B) which relate to the banking or trust powers of the Collateral Trustee and which, if determined adversely to the position of the Collateral Trustee, would materially and adversely affect the ability of the Collateral Trustee to perform its obligations under this Agreement or any of the other Collateral Documents to which it is a party.

          (d) This Agreement and all of the other Collateral Documents to which the Collateral Trustee is a party have been duly executed and delivered by it.

SECTION 2.3    ACTIONS.
               -------

          (a)  Until the payment in full of the Credit Agreement Obligations and
     (i) prior to the Collateral Trustee's receipt of a Notice of Actionable Default or (ii) after the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b) and prior to the Collateral Trustee's receipt of any additional Notice of Actionable Default, the Collateral Trustee (A) shall take any action (other than the release of any portion of the Collateral) with respect to the Collateral and the Collateral Documents requested in writing by the Lender and (B) shall, pursuant to Section 7.4, release any portion of the Collateral from the Liens created under the Collateral Documents and take requested actions in connection therewith; provided, however, that the Collateral Trustee shall not be obligated to take any such action which is in conflict with the provisions of law or the Collateral Documents, is prohibited by order of any court or Governmental Authority or with respect to which the Collateral Trustee has not received adequate security or indemnity as provided in Section 6.4(d).

          (b) From and after the payment in full of the Credit Agreement Obligations until the payment in full of the Indenture Obligations and (i) prior to the Collateral Trustee's receipt of a Notice of Actionable Default or (ii) after the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b) and prior to the Collateral Trustee's receipt of any additional Notice of Actionable Default, the Collateral Trustee (A) shall take any action (other than the release of any portion of the Collateral) with respect to the Collateral and the Collateral Documents requested in writing by the Indenture Trustee and (B) shall, at the request of the Indenture Trustee or pursuant to Section 7.4, release any portion of the Collateral from the Liens created under the Collateral Documents and take requested actions in connection therewith; provided, however, that the Collateral Trustee shall not be obligated to take any such action which is in conflict with the provisions of law or the Collateral Documents, is prohibited by order of any court or Governmental Authority or with respect to which the Collateral Trustee has not received adequate security or indemnity as provided in Section 6.4(d).

SECTION 2.4    LIMITATION ON DUTIES.  The Collateral Trustee's sole duty with
               --------------------
respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Collateral Trustee deals with similar property for its own account. Neither the Collateral Trustee, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person (except pursuant to Section 2.3, Article III or Article VII) or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Trustee hereunder are solely to protect the Collateral Trustee's interest in the Collateral and shall not impose any duty upon the Collateral Trustee or any other Secured Party to exercise any such powers. The Collateral Trustee and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

ARTICLE III.   ACTIONABLE DEFAULTS; REMEDIES

SECTION 3.1    ACTIONABLE DEFAULT.
               ------------------

          (a) Upon receipt of a Notice of Actionable Default, the Collateral Trustee shall, within five (5) Business Days thereafter, notify each Secured Party and each Grantor in the manner provided in Section 8.2 of this Agreement that a Notice of Actionable Default has been received. Upon receipt of any written directions pursuant to Section 3.2(a) of this Agreement, the Collateral Trustee shall, within five (5) Business Days thereafter, send a copy thereof to each Secured Party and each Grantor in the manner provided in Section 8.2 of this Agreement.

          (b) The party (or successors in interest thereto) giving a Notice of Actionable Default shall be entitled, or required if the Actionable Default shall no longer be continuing, to withdraw it by delivering written notice of withdrawal to the Collateral Trustee (i) before the Collateral Trustee takes any action to exercise any remedy with respect to the Collateral or
     (ii) thereafter if the Grantors otherwise indemnify the Collateral Trustee and the Secured Parties (in a manner satisfactory to the Collateral Trustee and the Secured Parties in their sole discretion) with respect to all costs and expenses incurred by the Collateral Trustee and the Secured Parties in connection with reversing all actions the Collateral Trustee or any Secured Party has taken to exercise any remedy or remedies with respect to the Collateral. The Collateral Trustee shall immediately notify each Grantor as to the receipt and contents of any such notice of withdrawal and shall promptly notify each Secured Party, in the manner provided in Section 8.2 of this Agreement, of the withdrawal of any Notice of Actionable Default. The failure of the Collateral Trustee to send a copy or notice required pursuant to this Section 3.1 shall not impair any of the rights, powers and remedies of the Collateral Trustee under any Collateral Document.

          (c) To the extent that any Notice of Actionable Default shall give rise to any of the rights and remedies provided in this Agreement or any other Collateral Document or shall prohibit any Grantor from taking certain actions as specified herein or therein, such rights and remedies shall be suspended, any exercise thereof by the Collateral Trustee shall cease, and such prohibition on the Grantors shall not remain in effect upon receipt by the Collateral Trustee of written notice of withdrawal of such Notice of Actionable Default pursuant to the terms and provisions of Section 3.1(b); provided, however, that such rights and remedies, and such prohibitions, shall be reinstated upon the giving of any later Notice of Actionable Default.

SECTION 3.2    CONTROL BY LENDER AND INDENTURE TRUSTEE.
               ---------------------------------------

          (a) Subject to Section 3.2(b), if the Collateral Trustee shall have received a Notice of Actionable Default and so long as such Notice of Actionable Default has not been withdrawn in accordance with the provisions of Section 3.1(b), (i) until the payment in full of the Credit Agreement Obligations, the Lender, and (ii) from and after the payment in full of the Credit Agreement Obligations until the payment in full of the Indenture Obligations, the Indenture Trustee, shall have the right, by an instrument in writing executed and delivered to the Collateral Trustee, to direct the Collateral Trustee to exercise, or to refrain from exercising, any right, remedy, trust or power available to or conferred upon the Collateral Trustee hereunder or under any Collateral Document and in connection therewith, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Trustee, or of exercising any trust or power conferred on the Collateral Trustee, or for the appointment of a receiver, or for the taking of any other action authorized by this Agreement or any Collateral

     Document; provided, however, that the Collateral Trustee shall have received adequate security or indemnity as provided in Section 6.4(d) of this Agreement.

          (b) The Collateral Trustee shall not be obligated to follow any written directions received pursuant to Section 3.2(a) or Section 3.4 of this Agreement to the extent the Collateral Trustee has received a written opinion of its counsel, which counsel shall be Strook & Stroock & Lavan or shall be other counsel reasonably satisfactory to the Lender or the Indenture Trustee, as the case may be, to the effect that such directions are in conflict with any provisions of law or any applicable Collateral Document or any order of any court or Governmental Authority; provided, however, under no circumstances shall the Collateral Trustee be liable for following such written directions of the Lender or the Indenture Trustee, as the case may be.

          (c) Nothing in this Section 3.2 shall impair the right of the Collateral Trustee in its discretion to take or omit to take any action which is deemed proper by the Collateral Trustee and which it believes in good faith is not inconsistent with any direction of the Lender or the Indenture Trustee, as the case may be, delivered pursuant to this Section 3.2; provided, however, the Collateral Trustee shall not be under any obligation, as a result of this Section 3.2 or any other provision of this Agreement, to take any action which is discretionary with the Collateral Trustee under the provisions hereof or under any other Collateral Document unless so directed by the Lender or the Indenture Trustee, as the case may be.

SECTION 3.3    REMEDIES.
               --------

          (a) If and only if the Collateral Trustee shall have received a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section 3.1(b), the Collateral Trustee may, and upon the written direction of the Lender or the Indenture Trustee, as the case may be, pursuant to Section 3.2(a) shall, exercise the rights and remedies provided in this Agreement and in any other Collateral Document or under the UCC or other applicable law.

          (b) Each Grantor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law and except as otherwise expressly provided in this Agreement or any other Collateral Document) of any kind in connection with this Agreement, any other Collateral Document, any Secured Debt Instrument or any Collateral.

          (c) Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement or other Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and other Collateral Documents, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

               (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Trustee for the purpose of collecting any and all such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

               (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Trustee may request to evidence the Collateral Trustee's security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

               (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

               (iv)   execute, in connection with any sale provided for in
          Section 5.1 of the Subsidiary Security Agreement or Section 5.1 of the Parent Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

               (v) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Trustee or as the Collateral Trustee shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Trustee may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Trustee may in its sole discretion determine, including without limitation the execution and filing of any documents necessary to effectuate and/or record such assignment; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and do, at the Collateral Trustee's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Trustee deems necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. Anything in this Section 3.3(c) to the contrary notwithstanding, the Collateral Trustee agrees that it will not exercise any rights under the power of attorney provided for in this Section 3.3(c) unless the Collateral Trustee has received a Notice of Actionable Default and such Notice of Actionable Default has not been withdrawn in accordance with the provisions of Section 3.1(b).

          (d) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (e) All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created by the Collateral Documents are released.

SECTION 3.4    RIGHT TO INITIATE JUDICIAL PROCEEDINGS, ETC.  If and only if the
               -------------------------------------------
Collateral Trustee shall have received a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section 3.1(b), (i) the Collateral Trustee shall have the right and power to institute and maintain such suits and proceedings as it may be directed in writing by the Lender or the Indenture Trustee pursuant to Section 3.2(a) and (ii) the Collateral Trustee may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights to foreclose upon the Collateral and to sell all or, from time to time, any of the Trust Estate under the judgment or decree of a court of competent jurisdiction.

SECTION 3.5    APPOINTMENT OF A RECEIVER.  If a receiver of the Trust Estate
               -------------------------
shall be appointed in judicial proceedings, the Lender or the Indenture Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustee shall, to the extent permitted by law, be entitled to retain possession and control of all cash held by or deposited with it or its agents or co-trustees pursuant to any provision of any Collateral Document.

SECTION 3.6    EXERCISE OF POWERS.  All of the powers, remedies and rights of
               ------------------
the Collateral Trustee as set forth in this Agreement may be exercised by the Collateral Trustee in respect of any Collateral Document as though set forth at length therein and all the powers, remedies and rights of the Collateral Trustee as set forth in any Collateral Document may be exercised from time to time as herein and therein provided and the indemnities and protections in favor of the Collateral Trustee provided for herein shall apply to the Collateral Trustee acting pursuant to any such Collateral Document as if set forth in full therein.

SECTION 3.7    REMEDIES NOT EXCLUSIVE.
               ----------------------

          (a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the other Collateral Documents is intended to be exclusive of any other remedy or remedies of the Collateral Trustee, the Lender, the Indenture Trustee, the holders of the Notes or any other Secured Party, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred in any of the Collateral Documents or now or hereafter existing at law or in equity or by statute.

          (b) No delay or omission by the Collateral Trustee in the exercise of any right, remedy or power accruing upon an Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any Actionable Default or an acquiescence therein; and every right, power and remedy given by any Collateral Document to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

          (c) In case the Collateral Trustee shall have proceeded to enforce any right, remedy or power under any Collateral Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case the Grantors, the Collateral Trustee and the Secured Parties shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights under the Collateral Documents with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

          (d) All rights of action and rights to assert claims upon or under the Collateral Documents may be enforced by the Collateral Trustee without the possession of any Secured Debt Instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustee shall be brought in its name as the Collateral Trustee and any recovery of judgment shall be held as part of the Trust Estate.

SECTION 3.8    LIMITATION BY LAW.  All the provisions of this Article III are
               -----------------
intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable in whole or in part.

SECTION 3.9    ABSOLUTE RIGHTS OF SECURED PARTIES.  Notwithstanding any other
               ----------------------------------
provision of any Collateral Document, but subject in all cases to the rights of the Lender and the Indenture Trustee under Section 3.2, neither (i) the right of each Secured Party, which is absolute and unconditional, to receive payments of the Secured Debt held by such Secured Party on or after the due date thereof as expressed in the Secured Debt Instruments, to institute suit for the enforcement of such payment on or after such due date, or to assert its position and views as a secured creditor in, and to otherwise exercise any right (other than the right to enforce any Lien on the Collateral, which shall in all circumstances be exercisable only by the Collateral Trustee) it may have in connection with, a case under the Bankruptcy Code in which a Grantor is a debtor, nor (ii) the obligation of each Grantor, which is also absolute and unconditional, to pay the Secured Debt owing by such Grantor to each Secured Party at the time and place expressed in the Secured Debt Instruments, shall be impaired or affected without the written consent of such Secured Party.

SECTION 3.10   RESTATEMENT OF RIGHTS.  The provisions of this Agreement shall
               ---------------------
continue to be effective or be reinstated, as the case may be, if at any time any payment of Secured Debt is rescinded or must otherwise be returned by the Collateral Trustee or any Secured Party upon the insolvency, bankruptcy or reorganization of a Grantor or otherwise, all as though such payment had not been made.

ARTICLE IV.     PRIORITY; COLLATERAL ACCOUNT; APPLICATION OF MONEYS

SECTION 4.1    PRIORITY OF SECURITY INTERESTS.  Notwithstanding (i) the time,
               ------------------------------
order, manner or method of creation, attachment or perfection of the respective security interests and/or liens granted to any Secured Party in or on any or all of the property or assets of the Grantors, (ii) the time or manner of the filing of the financing statements reflecting such security interests, (iii) whether any Secured Party or any bailee or agent thereof holds possession of any or all of the property or assets of the Grantors, (iv) the dating, execution or delivery of any agreement, document or instrument granting any Secured Party security interests and/or liens in or on any or all of the property or assets of the Grantors and (v) any provision of the UCC or any other applicable law to the contrary, any and all security interests, liens, rights and interests of the Parent, Indenture Trustee and/or holders of the Senior Notes, whether now or hereafter arising and howsoever existing, in or on any or all of the Collateral, shall be and hereby are subordinated to any and all security interests, liens, rights and interests of the Lender in and to the Collateral. For purposes of the foregoing allocation of priorities, any claim of a right of setoff shall be treated in all respects as a security interest and no claimed right of setoff shall be asserted to defeat or diminish the rights or priorities provided for herein.

SECTION 4.2    THE COLLATERAL ACCOUNT.  There has been established by the
               ----------------------
Collateral Trustee and, at all times hereafter until the trusts created by this Agreement shall have terminated, there shall be maintained with the Collateral Trustee at its offices in Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890, an account which is entitled the "Collateral Account" (herein called the "Collateral Account"). All moneys received by the Collateral Trustee with respect to all or any part of the Collateral between the receipt by the Collateral Trustee of any Notice of Actionable Default and the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b) shall be deposited in the Collateral Account and thereafter shall be held, applied and/or disbursed by the Collateral Trustee in accordance with the terms of Section 4.5 of this Agreement. To the extent not distributed pursuant to the terms of Section 4.5 of this Agreement, all moneys received by the Collateral Trustee with respect to all or any part of the Collateral between the receipt by the Collateral Trustee of any Notice of Actionable Default and the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b) shall be delivered to FNV Capital following the withdrawal, if any, of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b). All moneys received by the Collateral Trustee with respect to all or any part of the Collateral either (i) prior to the Collateral Trustee's receipt of a Notice of Actionable Default or (ii) after the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b) and prior to the Collateral Trustee's receipt of any additional Notice of Actionable Default, shall be delivered to FNV Capital.

SECTION 4.3    GRANT OF SECURITY INTEREST; CONTROL OF COLLATERAL ACCOUNT.
               ---------------------------------------------------------

          (a) To secure the prompt and complete payment, when due, of all amounts owing to the Secured Parties and the Collateral Trustee hereunder and under the Collateral Documents and the Secured Debt, and the performance by each Grantor of its covenants and obligations to be performed by it pursuant to the Secured Debt Instruments and the Collateral Documents, each Grantor hereby assigns and pledges to the Collateral Trustee for itself hereunder and for the benefit of the Secured Parties, and grants to the Collateral Trustee for itself hereunder and for the benefit of the Secured Parties, a security interest in all of the right, title and interest of such Grantor in and to the following, whether presently existing or hereafter arising or acquired (the "Trust Agreement Collateral"): (i) the Collateral Account, all cash deposited therein, all certificates and instruments, if any, from time to time representing the Collateral Account, (ii) all investments from time to time made pursuant to
     Section 4.4, (iii) all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Trustee in substitution for, or in addition to, any or all of the then existing Trust Agreement Collateral, (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Trust Agreement Collateral and (v) to the extent not covered above, all Proceeds of any and all collections, earnings and accruals with respect to any or all of the foregoing (whether the same are acquired before or after the commencement of a case under the Bankruptcy Code by or against such Grantor, as debtor).

          (b) All right, title and interest in and to the Collateral Account shall vest in the Collateral Trustee, and funds on deposit in the Collateral Account and other Trust Agreement Collateral shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Trustee.

SECTION 4.4    INVESTMENT OF FUNDS DEPOSITED IN COLLATERAL ACCOUNT.  The
               ---------------------------------------------------
Collateral Trustee shall invest and reinvest moneys on deposit in the Collateral Account at any time in one or more Cash Equivalents as directed by the Lender; provided, however, that in order to provide the Secured Parties and the Collateral Trustee with a perfected security interest therein:

          (a) each such investment shall be evidenced, or deemed under applicable federal regulations to be evidenced, by negotiable certificates or instruments or nonnegotiable certificates or instruments issued in the name of the Collateral Trustee, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Trustee or an agent thereof (which shall not be any Grantor or any of its affiliates); or

          (b) each such investment shall be held in the Collateral Account or other Securities Accounts in the name of the Collateral Trustee, with respect to which accounts the Collateral Trustee shall be the sole entitlement holder and the only person authorized to give entitlement orders;

     and provided, further, that the maximum amount of the funds held in the Collateral Account which may be invested in obligations of the types described in clauses (b), (c) and (d) of the definition of "Cash Equivalents" in the Credit Agreement of any one issuer shall not exceed the lesser of five percent (5%) of such funds or $5,000,000, except that in the absence of any direction from the Lender, the Collateral Trustee shall invest 100% of such funds, notwithstanding any other provision of the Loan Documents or the Indenture, in the U.S. Government Portfolio of the Wilmington Funds, a mutual fund managed by Rodney Square Management Corporation, a subsidiary of the Collateral Trustee. All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale hereof shall be held in the Collateral Account as part of the Trust Estate.

SECTION 4.5    APPLICATION OF MONEYS.
               ---------------------

          (a) Subject to Section 4.2, all moneys held by the Collateral Trustee in the Collateral Account with respect to all of the Indenture Excluded Collateral shall, to the extent available for distribution, be distributed by the Collateral Trustee on the first and each succeeding Distribution Date until the payment in full of the Credit Agreement Obligations as follows:

          FIRST:    To the Collateral Trustee in an amount equal to the
Collateral Trustee's Fees which are unpaid as of such Distribution Date, and to any Secured Party which has theretofore advanced or paid any such Collateral Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Secured Party prior to such Distribution Date; provided, however, that nothing herein is intended to relieve any Grantor of its obligation to pay such costs, fees, expenses and liabilities from funds outside of the Collateral Account;

     SECOND: To the Lender up to an amount equal to any outstanding Credit Agreement Obligations; and

     THIRD: Any surplus then remaining shall be paid to the Grantors or their successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct; provided, however, that if any Secured Party with rights in the Indenture Excluded Collateral shall have notified the Collateral Trustee in writing that such Secured Party is entitled to the benefits of an indemnification, reimbursement or similar provision under which amounts are not yet due but with respect to which any Grantor continues to be contingently liable, and amounts payable by such Grantor with respect thereto are secured by the Trust Estate, the Collateral Trustee shall continue to hold the amount specified in such notice in the Collateral Account until such Grantor's liability with respect thereto is discharged or released to the satisfaction of such Secured Party.

          (b) Subject to Section 4.2, all moneys held by the Collateral Trustee in the Collateral Account with respect to all of the Collateral (except for any Indenture Excluded Collateral) shall, to the extent available for distribution, be distributed by the Collateral Trustee on the first and each succeeding Distribution Date until the payment in full of the Secured Debt as follows:

     FIRST: To the Collateral Trustee in an amount equal to the Collateral Trustee's Fees which are unpaid as of such Distribution Date, and to any Secured Party which has theretofore advanced or paid any such Collateral Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Secured Party prior to such Distribution Date; provided, however, that nothing herein is intended to relieve any Grantor of its obligation to pay such costs, fees, expenses and liabilities from funds outside of the Collateral Account;

     SECOND: To the Lender up to an amount equal to any outstanding Credit Agreement Obligations;

     THIRD: To the Indenture Trustee up to an amount equal to any outstanding Indenture Obligations; and

     FOURTH: Any surplus then remaining shall be paid to the Grantors or their successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct; provided, however, that if any Secured Party with rights in the Collateral (other than the Indenture Excluded Collateral) shall have notified the Collateral Trustee in writing that such Secured Party is entitled to the benefits of an indemnification, reimbursement or similar provision under which amounts are not yet due but with respect to which any Grantor continues to be contingently liable, and amounts payable by such Grantor with respect thereto are secured by the Trust Estate, the Collateral Trustee shall continue to hold the amount specified in such notice in the Collateral Account until such Grantor's liability with respect thereto is discharged or released to the satisfaction of such Secured Party.

          (c) The Secured Parties have agreed and acknowledged that the provisions of this Section 4.5 are for their benefit and that if any Secured Party shall receive any moneys contrary to the provisions of this Agreement, such Secured Party shall forthwith turn such moneys over to the Collateral Trustee to be distributed in accordance with the provisions of this Agreement.

ARTICLE V.     AGREEMENT WITH COLLATERAL TRUSTEE

SECTION 5.1    DELIVERY OF SECURED DEBT INSTRUMENTS.  On the date of this
               ------------------------------------
Agreement, the Grantors shall deliver to the Collateral Trustee a true and complete copy of the Credit Agreement, the Indenture, the Intercompany Note, an executed counterpart of any Collateral Documents and any Pledged Collateral and other Collateral to be delivered pursuant thereto. Each Grantor agrees that it will deliver to the Collateral Trustee (i) promptly upon the execution thereof, a true and complete copy of any and all Secured Debt Instruments, Collateral Documents and all amendments, modifications or supplements to any Secured Debt Instrument or Collateral Documents entered into by such Grantor subsequent to the date of this Agreement and (ii) when required by the Collateral Documents, any Pledged Collateral or other Collateral to be delivered pursuant thereto.

SECTION 5.2    COMPENSATION AND EXPENSES.  The Grantors agree to pay to the
               -------------------------
Collateral Trustee (i) the Collateral Trustee's Fees as compensation for the Collateral Trustee's services hereunder and under the other Collateral Documents and for administering the Trust Estate as shall be mutually agreed by the Grantors and the Collateral Trustee and (ii) from time to time, upon demand, all of the fees, costs and expenses of the Collateral Trustee (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel as the Collateral Trustee elects to retain) (A) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each other Collateral Document or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition or the custody, preservation or protection of Collateral pursuant to any Collateral Document (including, without limitation, in connection with actions taken by the Collateral Trustee pursuant to Section 3.3) and the exercise or enforcement of the Collateral Trustee's rights under any Collateral Document and in and to the Collateral and the Trust Estate. As security for such payment and the payment of the obligations set forth in Sections 5.3 and 5.4, the Collateral Trustee shall have a Lien prior to the Secured Debt upon all Collateral and other property and funds held or collected by the Collateral Trustee as part of the Trust Estate. The obligations of the Grantors to pay amounts due under this Section 5.2 shall survive the termination of this Agreement.

SECTION 5.3    STAMP AND OTHER SIMILAR TAXES.  The Grantors agree to indemnify
               -----------------------------
and hold harmless the Collateral Trustee and each Secured Party from, and shall reimburse the Collateral Trustee and each Secured Party for, any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto which may be assessed, levied or collected by any jurisdiction in connection with any Collateral Document, the Trust Estate or the attachment or perfection of the security interest granted to the Collateral Trustee in any Collateral. The obligations of the Grantors under this Section
5.3 shall survive the termination of the other provisions of this Agreement.

SECTION 5.4    FILING FEES, EXCISE TAXES, ETC.  The Grantors agree to pay or to
               ------------------------------
reimburse the Collateral Trustee and each Secured Party for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of each Collateral Document and agree to save the Collateral Trustee and each Secured Party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Grantors under this Section 5.4 shall survive the termination of the other provisions of this Agreement.

SECTION 5.5    INDEMNIFICATION.
               ---------------
          (a) The Grantors agree to pay, and indemnify and hold harmless the Collateral Trustee, each of the Secured Parties and each of their respective employees and agents from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, amounts paid in settlements, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Collateral Documents, the Collateral and the Trust Estate, except to the extent arising from the gross negligence or willful misconduct of such Person as are seeking indemnification. As security for such payment, the Collateral Trustee shall have a Lien prior to the Secured Debt upon all Collateral and other property and funds held or collected by the Collateral Trustee as part of the Trust Estate.

          (b) In any suit, proceeding or action brought by the Collateral Trustee under or with respect to the Collateral for any sum owing thereunder, or to enforce any provisions thereof, or of any of the Collateral Documents, the Grantors will save, indemnify and keep the Collateral Trustee and the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by the Grantors of any of their respective obligations thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Grantors, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Collateral Trustee or any Secured Party.

          (c) If and to the extent that the obligations of the Grantors under this Section 5.5 are unenforceable for any reason, each Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          (d) The agreements in this Section 5.5 shall survive the termination of the other provisions of this Agreement.

SECTION 5.6    FURTHER ASSURANCES.  At any time and from time to time, upon the
               ------------------
written request of the Collateral Trustee, and at the expense of the Grantors, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Trustee may reasonably deem necessary or desirable to obtain the full benefits of the Collateral Documents and the rights and powers therein granted, including, without limitation, the filing of any financing or continuation statements or other instruments to perfect the Liens and security interests granted thereby. Each Grantor shall, not later than thirty (30) days after the Collateral Trustee's request therefor, deliver to the Collateral Trustee an opinion of independent counsel, which counsel shall be reasonably satisfactory to the Lender and the Indenture Trustee, addressed to the Collateral Trustee for the benefit of the Secured Parties, concerning the continued perfection of the Liens and security interests created by the Collateral Documents (excluding, however, those Liens and security interests which, in accordance with the terms of the Collateral Documents, have been released); provided, however, that the Collateral Trustee shall have no obligation at any time to request such opinion from any Grantor. Each Grantor shall, in all of its published financial statements customarily prepared with footnotes or filed with the Securities and Exchange Commission, indicate by footnote or otherwise that the Secured Debt is secured pursuant to the Collateral Documents.

ARTICLE VI.    COLLATERAL TRUSTEE

SECTION 6.1    APPOINTMENT OF COLLATERAL TRUSTEE AND ACCEPTANCE OF TRUST.  The
               ---------------------------------------------------------
Lender, the Parent and, on behalf of the holders of the Senior Notes, the Indenture Trustee hereby appoint the Collateral Trustee under the terms and conditions of this Agreement, and the Collateral Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Article VI.

SECTION 6.2    EXCULPATORY PROVISIONS.
               ----------------------

          (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in any of the Collateral Documents, except for those made by the Collateral Trustee. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of any of the Grantors thereto or as to the security afforded by the Collateral Documents or, except as expressly set forth in Section 2.2 of this Agreement, as to the validity, execution, enforceability, legality, perfection, priority or sufficiency of any Collateral Document or of the Secured Debt secured thereby, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall not be responsible for insuring, or monitoring or maintaining the insurance on, the Trust Estate or for the payment of taxes, charges, assessments or Liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that
     (i) in the event the Collateral Trustee enters into possession of a part or all of the Trust Estate, the Collateral Trustee shall preserve the part in its possession, and (ii) the Collateral Trustee will promptly, and at its own expense, take such action as may be necessary duly to remove and discharge (by bonding or otherwise) any Lien on any part of the Trust Estate resulting from claims against it (whether individually or as Collateral Trustee) not related to the administration of the Trust Estate or (if so related) resulting from gross negligence or willful misconduct on its part. Notwithstanding anything to the contrary contained in this Agreement and in furtherance of the immediately preceding sentence, the Collateral Trustee shall not be responsible for the attachment, perfection, priority or enforceability of any Lien created or purported to be created by any Collateral Document, the adequacy, sufficiency or effectiveness of any Collateral Document or the value of any Collateral granted pursuant to any Collateral Document from time to time. The Collateral Trustee shall not be responsible for the filing or recording of any financing statement, mortgage, security agreement or any other Collateral Document in any public office or for the maintaining of any records of any such filings or recordings, nor shall the Collateral Trustee have any duty to file or record, or to advise the Secured Parties of the need to file or record, any continuation statements or other public notices relating to the perfection or continued perfection of any Collateral.

          (b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by any Grantor of any of the covenants or agreements contained in any

     Collateral Document or in any Secured Debt Instrument. Without limiting the foregoing, the Collateral Trustee shall have no duty to (i) enforce any obligations of the Grantors to deliver any agreement, instrument, document, certificate, schedule, list, opinion of counsel or other items required to be delivered to the Collateral Trustee hereunder, (ii) advise any Secured Party of the failure of any Grantor to deliver the same or (iii) to monitor compliance by the Grantors of any requirement to maintain insurance on any of the Collateral. Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the identity of any Secured Party or the amount of Secured Debt then held by a Secured Party, the Collateral Trustee may rely on a certificate of such Secured Party.

          (c) Subject to the provisions of applicable law concerning the Collateral Trustee's duty of care with respect to certificates and notes evidencing the Pledged Collateral in the Collateral Trustee's possession, the Collateral Trustee shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in accordance with any Collateral Document (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for those arising out of or in connection with the Collateral Trustee's gross negligence or willful misconduct.

SECTION 6.3    DELEGATION OF DUTIES. The Collateral Trustee may execute any of
               --------------------
the trusts or powers hereof and perform any duty hereunder either directly or by or through agents, nominees or attorneys-in-fact, which may include employees or officers of any Grantor, provided that the Collateral Trustee shall obtain a written acknowledgment from such agents, nominees or attorneys-in-fact that they shall be liable to the Secured Parties for losses or damages incurred by any Secured Party as a result of such agent's nominee's or attorneys-in-fact gross negligence or willful misconduct as and to the extent the Collateral Trustee would be liable for such losses or damages if the actions or omissions of such agents, nominees or attorneys-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Collateral Trustee. The Collateral Trustee shall be entitled to rely on advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for any negligence or misconduct of any agents, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

SECTION 6.4    RELIANCE BY COLLATERAL TRUSTEE.
               ------------------------------

          (a) Whenever in the administration of the trusts of this Agreement the Collateral Trustee shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor in connection with the taking, suffering or omitting of any action hereunder by the Collateral Trustee, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of such Grantor delivered to the Collateral Trustee, and such certificate shall be full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon; subject, however, to the provisions of Section 6.5(b) of this Agreement.

          (b) The Collateral Trustee may consult with its counsel, which counsel shall be Strook & Stroock & Lavan or shall be counsel reasonably satisfactory to the Lender and the Indenture Trustee, accountants or other experts in connection with the fulfillment of its duties hereunder, and the Collateral Trustee shall be entitled to rely on, and shall be fully protected in acting upon, the opinion of such counsel, accountants or other experts in connection with any action taken, omitted to be taken or suffered by Trustee in fulfillment of its duties hereunder. The

     Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

          (c) The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request consent, order, bond or other paper or document which it does not in good faith believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties in the absence of its gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of any Collateral Document.

          (d) If the Collateral Trustee has been requested or is otherwise required hereby to take any action pursuant to this Agreement, the Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Trustee by this Agreement or any Collateral Document or to otherwise take such action unless the Collateral Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction or in taking such action, including such reasonable advances as may be requested by the Collateral Trustee.

SECTION 6.5    LIMITATIONS ON DUTIES OF COLLATERAL TRUSTEE.
               -------------------------------------------

          (a) The Collateral Trustee shall be obliged to perform only such duties as are specifically set forth in any Collateral Document, and no implied covenants or obligations shall be read into any Collateral Document against the Collateral Trustee. The Collateral Trustee shall, upon receipt of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section 3.1(b) and unless prevented from doing so by applicable law or by order of a court or other Governmental Authority, exercise the rights and powers vested in it by any Collateral Document, and the Collateral Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Lender or the Indenture Trustee pursuant to Section 3.2 of this Agreement. If at any time the Collateral Trustee shall seek directions of the Lender or the Indenture Trustee with respect to any such action to be taken or omitted by it under any of the Collateral Documents, the Collateral Trustee shall not be required to take or omit such action until it shall have received such direction.

          (b) Except as herein otherwise expressly provided, including, without limitation, upon the written direction of the Lender or the Indenture Trustee pursuant to Section 3.2 of this Agreement, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions of any Collateral Document. The Collateral Trustee shall furnish to (i) until the payment in full of the Credit Agreement Obligations, the Lender and (ii) from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee, promptly upon receipt thereof a copy of each certificate or other paper furnished to the Collateral Trustee by any Grantor under or in respect of any Collateral Document or any of the Trust Estate, unless by the express terms of any Collateral Document a copy of the same is required to be furnished by some other Person directly to the Lender or the Indenture Trustee, as applicable, or the Collateral Trustee shall have determined that the same has already been so furnished; provided, however, that the Collateral Trustee shall have no liability for its inadvertent failure to furnish any such Person with any such copies.

SECTION 6.6    MONEYS TO BE HELD IN TRUST.  All moneys received by the
               --------------------------
Collateral Trustee under or pursuant to any provision of any Collateral Document shall be held in trust for the purposes for which they were paid or are held.

SECTION 6.7    RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE.
               -------------------------------------------------

          (a) The Collateral Trustee may at any time by giving sixty (60) days' prior written notice to the Grantors and the Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor Collateral Trustee. The Collateral Trustee may be removed at any time and a successor Collateral Trustee appointed by (i) until the payment in full of the Credit Agreement Obligations, the Lender and (ii) from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee; provided, however, that the Collateral Trustee shall be entitled to its fees and expenses to the date of removal; and, provided, further, that the Collateral Trustee's rights pursuant to Section 8.5 shall survive with respect to any transaction or occurrence prior to the effective date of such resignation or removal. If no successor Collateral Trustee shall be appointed and approved within sixty (60) days from the date of the giving of the aforesaid notice of resignation or within sixty (60) days from the date of such removal, the Collateral Trustee shall, or any Secured Party may, apply to any court of competent jurisdiction to appoint a successor Collateral Trustee to act until such time, if any, as a successor Collateral Trustee shall have been appointed as above provided. Any successor Collateral Trustee so appointed by such court shall immediately and without further act be superseded by any successor Collateral Trustee approved by the Lender and the Indenture Trustee as above provided.

          (b) If at any time the Collateral Trustee shall resign, be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor Collateral Trustee may be appointed by (i) until the payment in full of the Credit Agreement Obligations, the Lender and (ii) from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee, and the powers, duties, authority and title of the predecessor Collateral Trustee terminated and canceled without procuring the resignation of such predecessor Collateral Trustee, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor Collateral Trustee in writing, duly acknowledged, delivered to the predecessor Collateral Trustee and the Grantors, and filed for record in each applicable office, if any, in which this Agreement is required to be filed. Any successor Collateral Trustee appointed pursuant to this Section 6.7(b) must be reasonably acceptable to the Grantors unless at the time of such appointment a Collateral Event of Default exists.

          (c) The appointment and designation referred to in Section 6.7(b) of this Agreement shall, after any required filing, be full evidence of the right and authority to make the same and all of the facts therein recited, and this Agreement shall vest in such successor Collateral Trustee, without any further act, deed or conveyance, all of the estate and title of its predecessors, and, upon any required filing for record, the successor Collateral Trustee shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessors; but any of such predecessors shall, nevertheless, on the written request of the Lender, the Indenture Trustee, any Grantor or any successor Collateral Trustee, execute and deliver an instrument transferring to such successor Collateral Trustee all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor Collateral Trustee. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor

     Collateral Trustee for more fully and certainly vesting in such successor Collateral Trustee the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor Collateral Trustee, be so executed, acknowledged and delivered.

          (d) Any required filing for record of the instrument appointing a successor Collateral Trustee as hereinabove provided shall be at the expense of the Grantors. The resignation of any Collateral Trustee and the instrument or instrument removing any Collateral Trustee, together with all other instruments, deeds and conveyances provided for in this Agreement shall, if required by law, be forthwith recorded, registered and filed by and at the expense of the Grantors, wherever this Agreement is recorded, registered and filed.

SECTION 6.8    STATUS OF SUCCESSORS TO THE COLLATERAL TRUSTEE.  Every successor
               ----------------------------------------------
to the Collateral Trustee appointed pursuant to Section 6.7 of this Agreement and every corporation resulting from a merger or consolidation referred to in
Section 6.9 of this Agreement shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any state thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight (48) contiguous States, and shall also have capital, surplus and undivided profits of not less than $100,000,000.

SECTION 6.9    MERGER OF THE COLLATERAL TRUSTEE.  Any corporation into which the
               --------------------------------
Collateral Trustee shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be the Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

SECTION 6.10   ADDITIONAL CO-TRUSTEES; SEPARATE TRUSTEES.
               -----------------------------------------

          (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Collateral Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Secured Parties, or the Lender or, from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee shall in writing so request, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, the Collateral Trustee and the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Collateral Trustee and the Grantors either to act as co-trustee or co-trustees of all or any of the Collateral, jointly with the Collateral Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of any such property. Notwithstanding the foregoing sentence, the Collateral Trustee shall not be responsible for ascertaining whether or not it is at any time necessary or prudent to constitute another bank or trust company or any other Person(s) to act as co-trustee or a separate trustee. In the event the Grantors shall not have joined in the execution of such instruments and agreements within ten (10) days after the receipt of a written request from the Collateral Trustee so to do, or in case a Notice of Actionable Default shall have been given and not withdrawn, the Collateral Trustee may act under the foregoing provisions of this Section
     6.10 without the concurrence of the Grantors and each Grantor hereby irrevocably appoints the Collateral Trustee as its agent and attorney to act for it under the foregoing provisions of this Section 6.10 in either of such contingencies.

          (b) Every separate trustee and every co-trustee, other than any trustee which may be appointed as successor to Wilmington Trust Company, as Collateral Trustee, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

               (i) all rights, powers, duties and obligations conferred upon the Collateral Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by Wilmington Trust Company, as Collateral Trustee, or its successors as the Collateral Trustee hereunder,

               (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

               (iii) no power (i) given hereby to any co-trustee, co-trustees or separate trustees, or (ii) which is provided hereby to any co-trustee, co-trustees or separate trustees, may be exercised by any such co-trustee or co-trustees or separate trustees, except jointly with, or with the consent in writing of, the Collateral Trustee, anything herein contained in the contrary notwithstanding;

               (iv) no trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee or co-trustee hereunder; and

               (v) the Grantors and the Collateral Trustee, at any time by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee, and in that case, by an instrument in writing executed by the Grantors and the Collateral Trustee jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantors shall not have joined in the execution of any such instrument within ten (10) days after the receipt of a written request from the Collateral Trustee so to do, or in case a Notice of Actionable Default shall have been given and not withdrawn, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Grantors, each of the Grantors hereby irrevocably appointing the Collateral Trustee, its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Collateral Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee, the successor to any such separate trustee or co-trustee to be appointed by the Grantors and the Collateral Trustee, or by the Collateral Trustee alone, as hereinabove provided in this Section 6.10.

ARTICLE VII.   RELEASE OF COLLATERAL

SECTION 7.1    CONDITIONS TO RELEASE.
               ---------------------

          (a) Subject to Section 7.1(c), all of the Indenture Excluded Collateral shall be released upon the earlier of the dates set forth in clauses (i) and (ii) below:

               (i) the date on which (A) all of the Credit Agreement Obligations shall have been paid in full and (B) accrued and unpaid Collateral Trustee's Fees shall have been paid in full; or

               (ii) the date on which (A) the Collateral Trustee shall have received written instructions from the Lender instructing the Collateral Trustee to release the Collateral and (B) accrued and unpaid Collateral Trustee's Fees shall have been paid in full.

          (b) Subject to Section 7.1(c), from and after the payment in full of the Credit Agreement Obligations, all of the Collateral, to the extent not already released pursuant to this Agreement, shall be released upon the earlier of the dates set forth in clauses (i) and (ii) below:

               (i) the date on which (A) all of the Indenture Obligations shall have been paid in full and (B) accrued and unpaid Collateral Trustee's Fees shall have been paid in full; or

               (ii) the date on which (A) the Collateral Trustee shall have received written instructions from the Indenture Trustee instructing the Collateral Trustee to release the Collateral and (B) accrued and unpaid Collateral Trustee's Fees shall have been paid in full.

          (c) On the dates referred to in Section 7.1(a) or Section 7.1(b) above, no Collateral shall be released unless and until no Grantor Default would exist after, or as a result of, the release of such Collateral. For purposes of this Section 7.l(c), the Collateral Trustee may conclusively presume that the release of the Collateral complies with the requirement of this Section 7.1(c) if the Collateral Trustee has received a written confirmation of the type described in Section 7.2(a).

          (d) Notwithstanding anything to the contrary contained herein, the Collateral Trustee shall take any action, including the release of all or any portion of the Collateral, required pursuant to Section 2.3 or Section 7.4.

SECTION 7.2    PROCEDURE FOR RELEASE.
               ---------------------

          (a) Upon the occurrence of the events specified in either Section 7.1(a) or Section 7.1(b), the Grantors shall deliver a Discharge Notice to the Collateral Trustee (with a copy thereof given pursuant to Section 8.2 of this Agreement to each Secured Party). Upon receipt by the Collateral Trustee of a Discharge Notice certifying that events set forth in Section 7.1(a)(i) above have occurred, the Collateral Trustee shall forthwith request the Lender to confirm in writing that the events described in
     Section 7.l(a)(i)(A) have occurred. Upon receipt by the Collateral Trustee of a Discharge Notice certifying that events set forth in Section 7.1(b)(i) above have occurred, the Collateral Trustee shall forthwith request the Indenture Trustee to confirm in writing that the events described in
     Section 7.l(b)(i)(A) have occurred.

          (b) Upon receipt of the written confirmation from the Lender or the Indenture Trustee required by Section 7.2(a) or a Discharge Notice stating that the events described in Section 7.1(a)(ii) or Section 7.1(b)(ii) have occurred, the Collateral Trustee shall, to the extent requested by the Grantors, take the actions set forth in Section 7.3 of this Agreement.

          (c) Until the Collateral Trustee receives (i) the written confirmation from the Lender or the Indenture Trustee required by Section 7.2(a) and confirms that the events described in Section 7.1(a)(i)(B) or
     Section 7.1(b)(i)(B) have occurred or (ii) confirms that the events described in Section 7.1(a)(ii) or Section 7.1(b)(ii) have occurred, the Collateral will not be released unless the Collateral Trustee shall have received a final order of a court of competent jurisdiction directing it to release the Collateral because the conditions to the release of the Collateral, specified in Section 7.l(a) or Section 7.1(b) of this Agreement, have been satisfied.

SECTION 7.3    EFFECTIVE TIME OF RELEASE.
               -------------------------

          (a) The release of Collateral (i) in connection with the events specified in Section 7.l(a)(i) of this Agreement shall be effective upon the receipt by the Collateral Trustee of the written confirmation from the Lender and the Indenture Trustee required by Section 7.2(a) or upon the occurrence of the events set forth in Section 7.2(c) of this Agreement and
     (ii) in connection with the events specified in Section 7.l(a)(ii) of this Agreement shall be effective upon confirmation by the Collateral Trustee of the Discharge Notice or upon the occurrence of the events set forth in
     Section 7.2(c) of this Agreement. The Collateral Trustee shall promptly notify the Grantors and the Secured Parties, in the manner specified in
     Section 8.2 of this Agreement, when the release of the Collateral is effective.

          (b) When the release of all of the Collateral is effective, all right, title and interest of the Collateral Trustee in, to and under the Trust Estate shall terminate and shall revert to the Grantors or their respective successors and assigns, and the estate, right, title and interest of the Collateral Trustee therein shall thereupon cease, terminate and become void except with respect to those provisions of this Agreement that expressly survive. In such case, each Grantor at its sole cost and expense shall deliver to the Collateral Trustee one or more instruments of discharge, satisfaction and release in form reasonably satisfactory to the Collateral Trustee, and, upon the written request of a Grantor or its successors or assigns, and at the cost and expense of such Grantor or its successors or assigns, the Collateral Trustee shall execute a satisfaction of the Collateral Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Collateral Documents and the Liens and assignments granted thereunder and shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to the Grantors, all property, including all moneys, instruments and securities of the Grantors, then held by the Collateral Trustee. The cancellation and satisfaction of the Collateral Documents shall be without prejudice to the rights of the Collateral Trustee or any successor Collateral Trustee to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

SECTION 7.4    RELEASE OF SPECIFIED COLLATERAL.  Prior to the Collateral
               -------------------------------
Trustee's receipt of a Notice of Actionable Default or after the withdrawal of all pending Notices of Actionable Default in accordance with the terms of
Section 3.1(b) and prior to the Collateral Trustee's receipt of any additional Notice of Actionable Default, to the extent that the Collateral Trustee receives a Release Certificate with respect to all or specified portions of the Collateral, all right, title and interest of the Collateral Trustee in, to and under such Collateral and the security interest of the Collateral Trustee therein shall terminate and shall revert to the appropriate Grantor or its successors and assigns, and the estate, right, title and interest of the Collateral Trustee therein shall thereupon cease, terminate and become void. Upon receipt of such direction or certificate, the Collateral Trustee shall, at the Grantors' sole cost and expense, execute such instruments and take such other actions as are necessary or desirable to terminate any such security interest and otherwise effectuate the release of the specified portions of the Collateral from the Lien of such security interest. Such termination and release shall be without prejudice to the rights of the Collateral Trustee or any successor Collateral Trustee to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith. Upon receipt of a Release Certificate, the Collateral Trustee shall, within five (5) Business Days thereafter, notify the Indenture Trustee in the manner provided in Section 8.2 of this Agreement.

ARTICLE VIII.  MISCELLANEOUS

SECTION 8.1    AMENDMENTS, SUPPLEMENTS AND WAIVERS.
               -----------------------------------

          (a) Subject to Sections 8.1(b) and 8.1(c), with the prior written consent of (x) until the payment in full of the Credit Agreement Obligations, the Lender and (y) from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee, the Collateral Trustee and the Grantors may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provisions of any of the Collateral Documents or amending the definition of any capitalized term used herein or therein, as such capitalized term is used herein or therein, or changing in any manner the rights of the Collateral Trustee, the Secured Parties or the Grantor hereunder or thereunder; provided, however, that no such supplemental agreement shall:

               (i) amend, modify or waive any provision of this Section 8.1 without the written consent of (A) until the payment in full of the Credit Agreement Obligations, each of the Lender and the Indenture Trustee and (B) from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee;

               (ii)   amend, modify or waive any provision of Section 2.3,
          Section 4.5, Article VII or the definition of the terms "Indenture Collateral," "Indenture Excluded Collateral," "Intercompany Note Collateral," "Release Certificate" or "Secured Debt" without the written consent of any Secured Party whose rights would be adversely affected thereby; provided, however, that this clause (ii) shall not apply to any such amendment or modification which only adds to the definition of Secured Debt additional obligations of the Grantors that are subordinated to the rights of the Parent, Indenture Trustee and/or holders of the Senior Notes at least to the same extent that the rights of the Parent, Indenture Trustee and/or holders of the Senior Notes are subordinated to the rights of the Lender; or

               (iii) amend, modify or waive any provision of any Collateral Document so as to adversely affect any of the Collateral Trustee's rights, immunities or indemnities hereunder or thereunder or enlarge its duties hereunder or thereunder, without the prior written consent of the Collateral Trustee.

          Any such supplemental agreement shall be binding upon the Grantors, the Secured Parties and the Collateral Trustee and their respective successors and assigns. The Collateral Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate signed by a Responsible Officer of the Grantors to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in the Credit Agreement or the Indenture. Prior to executing any amendment or waiver pursuant to the terms of this Section 8.1(a), the Collateral Trustee shall be entitled to receive an opinion of counsel to the effect that the execution of such document is authorized hereunder.

          (b) Without the consent of the Lender, the Indenture Trustee or any Secured Party, the Grantors and the Collateral Trustee, at any time and from time to time, may enter into additional Collateral Documents or one or more agreements supplemental hereto or to any other Collateral Document, in form satisfactory to the Collateral Trustee:

               (i) to add to the covenants of the Grantors for the benefit of the Secured Parties;

               (ii) to mortgage, pledge or grant a security interest in favor of the Collateral Trustee, for itself hereunder and for the ratable benefit of the Secured Parties, as additional security for the Secured Debt pursuant to any Collateral Document; or

               (iii) to cure any ambiguity, or to correct or supplement any provision herein or in any other Collateral Document which may be defective or inconsistent with any other provision herein or therein; provided, however, that any such action contemplated in this clause
          (iii) shall not adversely affect the interests of the Secured Parties in any manner whatsoever.

          (c) Without the consent of the Lender, the Indenture Trustee or any Secured Party, the Grantors and the Collateral Trustee may, at any time and from time to time add the Additional Grantors or other Persons as Grantors to this Agreement or any of the other Collateral Documents, and such additional provisions hereto and thereto as may be necessary or appropriate to effect the grant by such Additional Grantors and Persons of Liens on any assets of such Additional Grantors or Persons as additional security for the Secured Debt.

          (d) All such amendments, supplemental agreements, modifications and waivers shall be in writing and executed by the parties required to consent thereto. Any such amendment, supplemental agreement, modification or waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

          (e) Notwithstanding anything in this Agreement to the contrary, no provisions of this Agreement and no other Collateral Documents may be modified, amended, supplemented or waived if such modification, amendment supplement or waiver shall result in the release of any Collateral, except in accordance with Section 2.3 and Article VII of this Agreement.

SECTION 8.2    NOTICES.
               -------

          (a) All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telecopy communication), shall be sent by mail, telecopier or hand delivery and, except as otherwise provided in this Agreement the cost thereof shall be for the sole account of the Grantors and shall be added to the Secured
     Debt:

               (i)    if to any Grantor, c/o the Parent, at:

                      The FINOVA Group Inc.
                      4800 North Scottsdale Road
                      Scottsdale, Arizona 85251-7623
                      Attention: President
                      Telecopy: (480) 636-5036

               (ii)   if to the Collateral Trustee, at:

                      Wilmington Trust Company
                      1100 North Market Street
                      Rodney Square North
                      Wilmington, Delaware 19890
                      Attention: Corporate Trust Administration
                      Telecopy: (302) 651-8882

               (iii)  if to Berkadia, at:

                      Berkadia LLC
                      1440 Kiewit Plaza
                      Omaha, Nebraska 68131
                      Attn: Mr. Marc Hamburg
                      Telecopy:  (402) 346-3375

               (iv)   if to the Indenture Trustee, at:

                      The Bank of New York
                      101 Barclay Street, 21st Floor West
                      New York, New York 10286
                      Attention:  Corporate Trust Administration
                      Telecopy:  (212) 815-5915

          (b) All such notices, requests, demands and communications, shall, to be effective hereunder, be in writing or by a telecommunications device capable of creating a written record and shall be deemed to have been given or made when delivered by hand or five (5) days after its deposit in the mail, first class or air postage prepaid (except that any notice to the Grantors by mail that an Actionable Default has occurred or given by the Grantors pursuant to Section 7.2 shall be sent by registered or certified mail) or in the case of notice by such a telecommunication device, when properly transmitted; provided, however, that any notice, request, demand or other communication to the Collateral Trustee shall not be effective until received.

SECTION 8.3    DEALINGS WITH GRANTORS.
               ----------------------

          (a) Upon any application or demand by any Grantor to the Collateral Trustee to take or permit any action under any of the provisions of any Collateral Document, such Grantor shall furnish to the Collateral Trustee a certificate signed by a Responsible Officer of such Grantor and, if requested by the Collateral Trustee, an opinion of counsel to the Grantor stating that all conditions precedent, if any, provided for in any Collateral Document relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of any Collateral Document, relating to such particular application or demand no additional certificate or opinion need be furnished.

          (b) Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of Responsible Officers of any Grantor delivered to the Collateral Trustee.

SECTION 8.4    CLAIMS AGAINST THE COLLATERAL TRUSTEE.  Any claims or causes of
               -------------------------------------
action which the Secured Parties or the Grantors shall have against the Collateral Trustee shall survive the termination of this Agreement and the release of the Collateral hereunder.

SECTION 8.5    SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon the
               ----------------------
successors and assigns of each Grantor and shall inure to the benefit of the Collateral Trustee and each Secured Party and their successors and assigns, and nothing herein or in any other Collateral Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of any Collateral Documents, the Collateral or the Trust Estate; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee.

SECTION 8.6    COUNTERPARTS.  This Agreement may be executed by one or more of
               ------------
the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

SECTION 8.7    SEVERABILITY.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8.8    SECTION HEADINGS. The Article and Section titles contained in
               ----------------
this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

SECTION 8.9    CONFLICT WITH OTHER AGREEMENTS. The parties agree that in the
               ------------------------------
event of any conflict between the provisions of this Agreement and the provisions of any of the other Collateral Documents the provisions of this Agreement shall control.

SECTION 8.10   GOVERNING LAW.  THE PROVISIONS OF THIS AGREEMENT CREATING A TRUST
               -------------
FOR THE BENEFIT OF THE SECURED PARTIES AND SETTING FORTH THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE COLLATERAL TRUSTEE HEREUNDER AND ALL OTHER PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT WITH RESPECT TO THE PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS, WHICH SHALL BE GOVERNED BY THE LAWS OF THOSE JURISDICTIONS.

SECTION 8.11   CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. Each Grantor
               ---------------------------------------------
hereby irrevocably submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York City in any action or proceeding arising out of or relating to this Agreement or any other Collateral Document, and each Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal or New York State court and each Grantor irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. As a method of service, each Grantor also irrevocably consents to the service of any and all process in any such actions or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to such Grantor, at its address specified in Section 8.2 or by certified mail direct to such address, such service to be effective upon such delivery or 5 days after such mailing. EACH GRANTOR AND THE COLLATERAL TRUSTEE HEREBY WAIVES ALL RIGHT TO A JURY TRIAL IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

In witness whereof, each of the undersigned has caused this Collateral Trust Agreement to be duly executed and delivered as of the date first above written.

                              The FINOVA Group Inc.

                             By: /s/ William J. Hallinan
                                 -----------------------------
                                Name: William J. Hallinan
                                Title: President

                             FINOVA Capital Corporation
                             Cactus Resort Properties, Inc.
                             Cactus Resort Properties II, Inc.
                             Desert Communications I, Inc.
                             Desert Communications II, Inc.
                             Desert Communications III, Inc.
                             Desert Communications VI, Inc.
                             Desert Communications VII Inc.
                             Desert Island Capital Corporation
                             FCS 525, Inc.
                             FCS 517, Inc.
                             FFC Distribution Corporation
                             FINOVA Aircraft Management, Inc.
                             FINOVA Acquisition Corporation
                             FINOVA Denmark, Inc.
                             FINOVA Fund Investments, Inc.
                             FINOVA Fund Investments II, Inc.
                             FINOVA Fund Investments III, Inc.
                             FINOVA Fund Investments IV, Inc.
                             FINOVA Loan Administration Inc.
                             FINOVA Mezzanine Capital Inc.
                             IOL 2000; Inc.
                             Sherwood, Inc.
                             SWS 5, Inc.
                             SWS 6, Inc.
                             Vision 2000, Inc.
                             Vision 2000 Technologies, Inc.
                             FINOVA Portfolio Services, Inc.
                             FINOVA Public Finance, Inc.
                             FINOVA Realty Mezzanine Inc.
                             FINOVA Resort Investments Company
                             FINOVA Shelf Corporation
                             FINOVA Technology Finance, Inc.
                             Greyhound Real Estate Investment BRB Inc.
                             Greyhound Real Estate Investment Eleven Inc.
                             Greyhound Real Estate Investment Seven Inc.
                             Greyhound Real Estate Investment Two Inc.
                             New Jersey Realty Corporation II
                             New York Realty Corporation II
                             TriContinental Leasing of Puerto Rico, Inc.
                             Wisconsin Hotel Operating Corporation

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                             Title: Assistant Secretary

                             The FINOVA (Canada) Group Inc.
                             FINOVA (Canada) Capital Corporation
                             FINOVA (Canada) Finance Inc.

                             By: /s/ Richard Lieberman
                                 -----------------------------
                                Name: Richard Lieberman
                                Title: Assistant Secretary

                             FINOVA (Cayman) Capital Ltd.

                             By: /s/ William J. Hallinan
                                 -----------------------------
                                Name: William J. Hallinan
                                Title: Senior Vice President

                             Greyfin (Nassau) Limited

                             By: _____________________________
                             Name: ___________________________
                             Title: __________________________

                             Greyfin Corporation

                             By: _____________________________
                             Name:  __________________________
                             Title:  _________________________

                             CACTUS REPORT PROPERTIES III, LLC

                             SOLE MEMBER:

                             FINOVA CAPITAL CORPORATION,
                             a Delaware corporation

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                             Title: Assistant Secretary

                             SMITH BROADCASTING GROUP OF ALASKA, L.P.
                             ----------------------------------------

                             GENERAL PARTNER:

                             SMITH TELEVISION OF ALASKA, L.P

                               By: SMITH BROADCASTING GROUP OF ALASKA, INC., a Delaware corporation

                               Its: General Partner

                             By: _____________________________
                             Name: ___________________________
                             Title: __________________________

                             CONSTEL COMMUNICATIONS, L.P.
                             ----------------------------

                             GENERAL PARTNER:

                             CR COMMUNICATIONS, INC.,
                             a Maryland corporation

                             By: _____________________________
                             Name: ___________________________
                             Title: __________________________

                             SOUTHTEL COMMUNICATIONS, L.P.
                             ----------------------------

                             GENERAL PARTNER:

                             SCR COMMUNICATIONS, INC.,
                             a Maryland corporation

                             By: _____________________________
                             Name: ___________________________
                             Title: __________________________

                             FINOVA AIRCRAFT INVESTORS, LLC
                             ------------------------------

                             MANAGING MEMBER:

                             FINOVA AIRCRAFT MANAGEMENT, INC.

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name:  Richard Lieberman
                                   ---------------------------
                             Title: __________________________

                             FINOVA CORPORATE FINANCE RECEIVABLES LLC
                             ----------------------------------------

                             FINOVA CORPORATE FINANCE RECEIVABLES LLC

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                                   ---------------------------
                             Title: __________________________

                             FINOVA FRANCHISE RECEIVABLES LLC
                             --------------------------------

                             FINOVA FRANCHISE RECEIVABLES LLC

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                                   ---------------------------
                             Title: __________________________

                             FINOVA INTERNATIONAL FINANCE LLC
                             --------------------------------

                             SOLE MEMBER:

                             FINOVA CAPITAL CORPORATION,
                             a Delaware corporation

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                             Title: Secretary

                             FINOVA RESORT ASSETS COMPANY L.L.C.
                             ----------------------------------

                             SOLE MEMBER:

                             FINOVA CAPITAL CORPORATION,
                             a Delaware corporation

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                             Title: Secretary

                             FINOVA VENTANA LLC
                             ------------------

                             SOLE MEMBER:

                             FINOVA CAPITAL CORPORATION,
                             a Delaware corporation

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                             Title: Secretary

                             RJ CAPITAL LLC
                             --------------

                             MANAGER:

                             FFC DISTRIBUTION CORPORATION,
                             a California corporation

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                                   ---------------------------
                             Title: __________________________

                             STEINER REALTY LIMITED PARTNERSHIP-II NJ
                             ----------------------------------------

                             GENERAL PARTNER:

                             NEW JERSEY REALTY CORPORATION II

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                                   ---------------------------
                             Title: __________________________

                             STEINER REALTY LIMITED PARTNERSHIP-II NY
                             ----------------------------------------

                             GENERAL PARTNER:

                             NEW YORK REALTY CORPORATION II

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                                   ---------------------------
                             Title: __________________________

                             STEINER REALTY LIMITED PARTNERSHIP-II OH
                             ----------------------------------------

                             GENERAL PARTNER:

                             GREYHOUND REAL ESTATE ELEVEN, INC.

                             By: /s/ Richard Lieberman
                                 -----------------------------
                             Name: Richard Lieberman
                                   ---------------------------
                             Title: __________________________

    IN WITNESS WHEREOF, each of the undersigned has caused this Collateral Trust Agreement to be duly executed and delivered as of the date first above written.

                              FINOVA CAPITAL PLC

                              FINOVA FINANCE LIMITED

                              GREYHOUND GUARANTY LIMITED

                              GREYFIN SERVICES LIMITED

                              TOWNMEAD GARAGES LIMITED

                              GREYHOUND CREDIT LIMITED

                              FINOVA CAPITAL CORPORATION LIMITED

                              GREYHOUND FINANCIAL SERVICES LIMITED

                              THE FINOVA GROUP LIMITED

                              FINOVA HEALTH CARE FINANCE LIMITED

                              By: /s/ Robert Gordon
                                  ----------------------------
                                  Name: Robert Gordon
                                  Title: Director

                              By: /s/ Peter Rathbone
                                  ----------------------------
                                  Name: Peter Rathbone
                                  Title: Director/Secretary

                              BERKADIA LLC

                              By:  BERKADIA MANAGEMENT LLC, its
                                   Manager

                                   By: /s/ Marc D. Hamburg
                                      --------------------------
                                   Name:   Marc D. Hamburg
                                   Title:  President


                              THE BANK OF NEW YORK, as the Indenture Trustee



                                   By: /s/ Van K. Brown
                                      --------------------------
                                   Name:   Van K. Brown
                                   Title:  Vice President

                              WILMINGTON TRUST COMPANY, as the Collateral
                              Trustee


                                   By: /s/ Steven Cimalore
                                      --------------------------
                                   Name:   Steven Cimalore
                                   Title:  Vice President

                                       33